                                                                    EXHIBIT 4.1


BOLT                         [BOLT LOGO]


                              BOLT, INC.             CUSIP 097690 10 1
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This Certifies that






is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                                   BOLT, INC.

transferable on the books of the Corporation in person by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be subject to all the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, and all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                ---------------
                                |  BOLT, INC. |
                                |  CORPORATE  |
                                |     SEAL    |
                                |     1996    |
                                |   DELAWARE  |
                                ---------------

/s/ Albert Pastino                          /s/ Daniel A. Pelson
--------------------------------------      ------------------------------------
CHIEF FINANCIAL OFFICER AND TREASURER       CHAIRMAN AND CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED
   AMERICAN STOCK TRANSFER & TRUST COMPANY
                 (New York, N.Y.)      TRANSFER AGENT
                                        AND REGISTRAR
BY


                                 AUTHORIZED SIGNATURE

                                   BOLT, INC.

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A COPY OF THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUESTS MAY BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM -  as tenants in common             UNIF GIFT MIN ACT -   ________ Custodian ________
       TEN ENT -  as tenants by the entireties                             (Cust)          (Minor)
       JT TEN  -  as joint tenants with right of                        under Uniform Gifts to Minors
                  survivorship and not as tenants
                  in common                                             Act ____________________
                                                                                   (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
 ________________________
|                        |
|________________________|


________________________________________________________________________________
        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP OR
                          POSTAL CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________SHARES
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________ATTORNEY
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated_________________________


                      __________________________________________________________
                              THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                      NOTICE: WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                              CERTIFICATE IN EVERY PARTICULAR WITHOUT
                              ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


Signature(s) Guaranteed:


__________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS STOCK. BROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C.
RULE 17Ad-15